EXHIBIT (B)
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of the
MUTUALS.com (the "Trust"), does hereby certify, to such officer's knowledge, that the Trust's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Dan Ahrens
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Dan Ahrens
President and Treasurer, MUTUALS.com

Dated:     November 18, 2003
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This certification accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MUTUALS.com for purposes of the Securities Exchange Act of 1934.